Exhibit 99.1

SkyWater Technology Reports Fourth Quarter and Full Fiscal Year 2023 Results
Sixth Straight Quarter of Record Revenue Culminates in 35% Growth Year for Fiscal 2023
BLOOMINGTON, Minn., – February 26, 2024 – SkyWater Technology, Inc. (NASDAQ: SKYT), the trusted technology realization partner, today announced financial results for the fourth quarter and full fiscal year 2023 ended December 31, 2023.
Financial Highlights for Q4 2023:
•Revenue increased 22% year-over-year to a record $79.2 million.
•Gross margin decreased to 15.2% on a GAAP basis, compared to 25.4% in Q4 2022, and decreased to 17.4% on a non-GAAP basis, compared to 26.1% in Q4 2022.
•Net loss to shareholders of $10.3 million, or $(0.22) per share on a GAAP basis, and net loss to shareholders of $1.1 million, or $(0.02) per share on a non-GAAP basis, compared to net loss to shareholders of $3.0 million, or $(0.07) per share on a GAAP basis, and net loss to shareholders $1.5 million, or $(0.03) per share on a non-GAAP basis in Q4 2022.
•Adjusted EBITDA of $10.6 million, or 13.4% of revenue, compared to $10.3 million, or 15.9% of revenue in Q4 2022.
Financial Highlights for Fiscal Year 2023:
•Revenue increased 35% year-over-year to a record $286.7 million.
•Gross margin increased to 20.7% on a GAAP basis, compared to 12.2% in fiscal year 2022, and increased to 22.0% on a non-GAAP basis, compared to 13.7% in fiscal year 2022.
•Net loss to shareholders of $30.8 million, or $(0.68) per share on a GAAP basis, and net loss to shareholders of $7.7 million, or $(0.17) per share on a non-GAAP basis, compared to net loss to shareholders of $39.6 million, or $(0.97) per share on a GAAP basis, and net loss to shareholders $30.3 million, or $(0.74) per share on a non-GAAP basis in fiscal year 2022.
•Adjusted EBITDA of $37.2 million, or 13.0% of revenue, compared to $7.7 million, or 3.6% of revenue in fiscal year 2022.
“We are pleased to deliver a solid finish to fiscal 2023, with revenue growth exceeding our earlier expectations as a result of strong customer demand for our differentiated Advanced Technology Services (ATS) business,” commented Thomas Sonderman, SkyWater president and chief executive officer. “We are now entering a multi-year stage of increased levels of customer investments in our production capacity and capabilities, and we anticipate these investments will enable SkyWater to achieve another year of revenue growth in 2024. The continued robust demand for our ATS business demonstrates that our customers’ innovation investments remain strong.”
Recent Business Highlights:
•Significantly exceeded long-term growth targets in fiscal 2023, led by strong growth in ATS development revenue, which exceeded 50% year-over-year.
•Secured customer commitments for capital investment over the next several years, supporting continued year-over-year revenue growth ahead.
•Announced a Department of Defense award of up to $190 million for our Florida operation, reflecting the significant effort underway to expand advanced packaging capabilities domestically.
•Submitted our full CHIPS application during Q4, targeting modernization and equipment upgrades to enhance production at our Bloomington, Minnesota manufacturing facility.

•Continued momentum in bio-medical diagnostic applications culminated in the recent milestone announcement that Nautilus Biotech will be transitioning from ATS to Wafer Services for supply of its silicon-based microfluidic bio chips for proteome analysis.
•Our strategic business transformation initiatives of 2023 are enabling us to deploy a leaner and more efficient organization toward delivering consistent, continuous enhancements in productivity and output in our ATS business.

Q4 2023 Summary:

GAAP
In millions, except per share data	Q4 2023	Q4 2022	Y/Y	Q3 2023	Q/Q

ATS development revenue (1)	$57.2	$47.8	19%	$53.9	6%
Tool revenue (2)	$9.9	$0.0	nm	$3.2	206%
Total ATS revenue	$67.1	$47.9	40%	$57.1	17%
Wafer Services revenue	$12.0	$17.2	(30)%	$14.5	(17)%
Total revenue	$79.2	$65.1	22%	$71.6	11%
Gross profit	$12.0	$16.6	(27)%	$14.1	(15)%
Gross margin	15.2%	25.4%	(1,020) bps	19.8%	(460) bps
Net loss to shareholders	$(10.3)	$(3.0)	240%	$(7.6)	(36)%
Basic loss per share	$(0.22)	$(0.07)	214%	$(0.16)	(38)%
Net loss margin to shareholders	(13.0)%	(4.7)%	(830) bps	(10.6)%	(240) bps
nm - Not meaningful

Non-GAAP
In millions, except per share data	Q4 2023	Q4 2022	Y/Y	Q3 2023	Q/Q

Non-GAAP gross profit	$13.8	$17.0	(19)%	$14.6	(5)%
Non-GAAP gross margin	17.4%	26.1%	(870) bps	20.4%	(300) bps
Non-GAAP net loss to shareholders	$(1.1)	$(1.5)	27%	$(2.2)	51%
Non-GAAP basic loss per share	$(0.02)	$(0.03)	33%	$(0.05)	60%
Adjusted EBITDA	$10.6	$10.3	2%	$8.3	28%
Adjusted EBITDA margin	13.4%	15.9%	(250) bps	11.6%	180 bps
Fiscal Year 2023 Summary:

GAAP
In millions, except per share data	FY 2023	FY 2022	Y/Y

ATS development revenue (1)	$210.9	$137.9	53%
Tool revenue (2)	$14.7	$1.5	848%
Total ATS revenue	$225.6	$139.4	62%
Wafer Services revenue	$61.1	$73.5	(17)%
Total revenue	$286.7	$212.9	35%
Gross profit	$59.3	$26.0	128%
Gross margin	20.7%	12.2%	850 bps
Net loss to shareholders	$(30.8)	$(39.6)	(22)%
Basic loss per share	$(0.68)	$(0.97)	(30)%
Net loss margin to shareholders	(10.7)%	(18.6)%	790 bps

Non-GAAP
In millions, except per share data	FY 2023	FY 2022	Y/Y

Non-GAAP gross profit	$63.0	$29.1	116%
Non-GAAP gross margin	22.0%	13.7%	830 bps
Non-GAAP net loss to shareholders	$(7.7)	$(30.3)	75%
Non-GAAP basic loss per share	$(0.17)	$(0.74)	77%
Adjusted EBITDA	$37.2	$7.7	383%
Adjusted EBITDA margin	13.0%	3.6%	940 bps
(1)ATS development revenue represents GAAP revenue primarily derived from process development services, tool installation and qualification services, facility and tool access, and security services.
(2)Tool revenue primarily represents GAAP revenue that arises from the purchase of equipment for our customers. This equipment is used to complete ATS customer programs.
Q4 2023 Results:
•Revenue: Revenue of $79.2 million increased 22% year-over-year. Total ATS revenue of $67.1 million increased 40% year-over-year. Total ATS revenue included $9.9 million of tool revenue in the fourth quarter of 2023 and $0.0 million in the fourth quarter of 2022. Wafer Services revenue of $12.0 million decreased 30% compared to the fourth quarter of 2022.
•Gross Profit: GAAP gross profit was $12.0 million, or 15.2% of total revenue, compared to gross profit of $16.6 million, or 25.4% of total revenue, in the fourth quarter of 2022. Non-GAAP gross profit was $13.8 million, or 17.4% of total revenue, compared to non-GAAP gross profit of $17.0 million, or 26.1% of total revenue, in the fourth quarter of 2022.
•Operating Expenses: GAAP operating expenses were $18.0 million, compared to $15.2 million in the fourth quarter of 2022, and included $5.3 million of project-based management consulting transformation fees related to long-term improvement in automation and operational efficiency that were not a component of operating expenses in the fourth quarter of 2022.
•Net Loss: GAAP net loss to shareholders of $10.3 million, or $(0.22) per share, compared to a net loss to shareholders of $3.0 million, or $(0.07) per share, in the fourth quarter of 2022. Non-GAAP net loss to shareholders of $1.1 million, or $(0.02) per share, compared to a non-GAAP net loss to shareholders of $1.5 million, or $(0.03) per share, in the fourth quarter of 2022.
•Adjusted EBITDA: Adjusted EBITDA was $10.6 million, or 13.4% of total revenue, compared to $10.3 million, or 15.9% of total revenue, in the fourth quarter of 2022.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below in the section titled, “Non-GAAP Financial Measures.”

Investor Webcast
SkyWater will host a conference call on Monday, February 26, 2024, at 3:30 p.m. CT to discuss its fourth quarter and fiscal year 2023 financial results. A live webcast of the call will be available online at IR.SkyWaterTechnology.com.
About SkyWater Technology
SkyWater (NASDAQ: SKYT) is a U.S.-based semiconductor manufacturer and a DMEA-accredited Category 1A Trusted Foundry. SkyWater’s Technology as a Service model streamlines the path to production for customers with development services, volume production and heterogeneous integration solutions in its world-class U.S. facilities. This pioneering model enables innovators to co-create the next wave of technology with diverse categories including mixed-signal CMOS, read-out ICs, rad-hard ICs, power management, MEMS, superconducting ICs, photonics, carbon nanotubes and interposers. SkyWater serves growing markets including aerospace & defense, automotive, biomedical, cloud & computing, consumer, industrial and IoT. For more information, visit: www.skywatertechnology.com.

Cautionary Statement Regarding Preliminary Results
The Company’s results for the fourth quarter and fiscal year ended December 31, 2023 are preliminary, unaudited and subject to the finalization of the Company’s fourth quarter review and full-year audit and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. The Company cautions that actual results may differ materially from those described in this press release.
SkyWater Technology Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that are based on the Company’s current expectations or forecasts of future events, rather than past events and outcomes, and such statements are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company’s future business, results of operations, financial performance, plans and objectives, competitive position, market trends, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as “intends,” “estimates,” “predicts,” “potential,” “continues,” “anticipates,” “plans,” “expects,” “believes,” “should,” “could,” “may,” “will,” “targets,” “projects,” “seeks” or the negative of these terms or other comparable terminology.
Forward-looking statements are subject to risks, uncertainties and assumptions, which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors that could cause the Company’s actual results to be different than expected or anticipated include, but are not limited to: our goals and strategies; our future business development, financial condition and results of operations; our ability to continue operating our fabrication facilities at full capacity; our ability to appropriately respond to changing technologies on a timely and cost-effective basis; our customer relationships and our ability to retain and expand our customer relationships; our ability to accurately predict our future revenues for the purpose of appropriately budgeting and adjusting our expenses; our expectations regarding dependence on our largest customers; our ability to diversify our customer base and develop relationships in new markets; the performance and reliability of our third-party suppliers and manufacturers; our ability to procure tools, materials, and chemicals; our ability to control costs, including our operating and capital expenses; the size and growth potential of the markets for our solutions, and our ability to serve and expand our presence in those markets; the level of demand in our customers’ end markets; our ability to attract, train and retain key qualified personnel in a competitive labor market; adverse litigation judgments, settlements or other litigation-related costs; changes in trade policies, including the imposition of tariffs; our ability to raise additional capital or financing; our ability to accurately forecast demand; the level and timing of U.S. government program funding; our ability to maintain compliance with certain U.S. government contracting requirements; regulatory developments in the United States and foreign countries; our ability to protect our intellectual property rights; our ability to meet our long-term growth targets; and other factors discussed in the “Risk Factors” section of the annual report on Form 10-K the Company filed with the SEC on March 15, 2023 and in other documents that the Company files with the SEC, which are available at http://www.sec.gov. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this press release.
Source String: SkyWater Technology (SKYT-IR)
SkyWater Investor Contact: Claire McAdams | claire@headgatepartners.com
SkyWater Media Contact: Lauri Julian | Media@SkyWaterTechnology.com

SKYWATER TECHNOLOGY, INC.
Consolidated Balance Sheets
(Unaudited)

	December 31, 2023	January 1, 2023

	(in thousands, except share data)
Assets
Current assets
Cash and cash equivalents	$18,382	$30,025
Accounts receivable (net of allowance for credit losses of $180 and $1,638, respectively)	65,961	28,045
Contract assets (net of allowance for credit losses of $99 and $0, respectively)	29,666	34,625
Inventory	15,341	13,397
Prepaid expenses and other current assets	16,853	10,290
Income tax receivable	172	169
Total current assets	146,375	116,551
Property and equipment, net	159,367	179,915
Intangible assets, net	5,672	5,608
Other assets	5,342	3,690
Total assets	$316,756	$305,764
Liabilities and shareholders’ equity
Current liabilities
Current portion of long-term debt	$3,976	$1,855
Accounts payable	19,614	21,102
Accrued expenses	48,291	25,212
Short-term financing, net of unamortized debt issuance costs	22,765	55,817
Contract liabilities	49,551	28,186
Total current liabilities	144,197	132,172
Long-term liabilities
Long-term debt, less current portion and net of unamortized debt issuance costs	36,098	35,181
Long-term incentive plan	—	1,643
Long-term contract liabilities	65,754	67,967
Deferred income tax liability, net	679	1,239
Other long-term liabilities	9,327	13,585
Total long-term liabilities	111,858	119,615
Total liabilities	256,055	251,787
Shareholders’ equity
Preferred stock, $0.01 par value per share (80,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2023 and January 1, 2023)	—	—
Common stock, $0.01 par value per share (200,000,000 shares authorized; 47,028,159 and 43,704,876 shares issued and outstanding as of December 31, 2023 and January 1, 2023, respectively)	470	437
Additional paid-in capital	178,473	147,304
Accumulated deficit	(125,203)	(94,072)
Total shareholders’ equity, SkyWater Technology, Inc.	53,740	53,669
Noncontrolling interests	6,961	308
Total shareholders’ equity	60,701	53,977
Total liabilities and shareholders’ equity	$316,756	$305,764

SKYWATER TECHNOLOGY, INC.
Consolidated Statements of Operations
(Unaudited)

	Three-Month Period Ended			Fiscal Year Ended
	December 31, 2023	October 1, 2023	January 1, 2023	December 31, 2023	January 1, 2023

	(in thousands, except share data)
Revenue	$79,154	$71,624	$65,087	$286,682	$212,941
Cost of revenue	67,143	57,477	48,536	227,390	186,974
Gross profit	12,011	14,147	16,551	59,292	25,967
Research and development expense	2,872	2,233	2,208	10,169	9,431
Selling, general, and administrative expense	15,092	16,105	13,040	63,911	46,303
Operating (loss) income	(5,953)	(4,191)	1,303	(14,788)	(29,767)
Other expense
Loss on debt extinguishment	—	—	(1,101)	—	(1,101)
Interest expense	(2,898)	(2,507)	(1,794)	(10,826)	(5,194)
Total other expense	(2,898)	(2,507)	(2,895)	(10,826)	(6,295)
Loss before income taxes	(8,851)	(6,698)	(1,592)	(25,614)	(36,062)
Income tax (benefit) expense	(450)	(96)	852	(521)	809
Net loss	(8,401)	(6,602)	(2,444)	(25,093)	(36,871)
Less: net income attributable to noncontrolling interests	1,924	966	597	5,663	2,722
Net loss attributable to SkyWater Technology, Inc.	$(10,325)	$(7,568)	$(3,041)	$(30,756)	$(39,593)
Net loss per share attributable to common shareholders, basic and diluted	$(0.22)	$(0.16)	$(0.07)	$(0.68)	$(0.97)
Weighted average shares used in computing net loss per common share, basic and diluted	47,020,395	46,445,309	42,612,763	45,506,598	40,835,186

SKYWATER TECHNOLOGY, INC.
Consolidated Statements of Cash Flows
(Unaudited)

	Fiscal Year Ended
	December 31, 2023	January 1, 2023

	(in thousands)
Cash flows from operating activities
Net loss	$(25,093)	$(36,871)
Adjustments to reconcile net loss to net cash flows provided by (used in) operating activities
Depreciation and amortization	28,930	28,192
Gain on sale of property and equipment	—	(3)
Write-off of capital projects in process	1,262	—
Amortization of debt issuance costs included in interest expense	1,755	909
Long-term incentive and equity-based compensation	6,860	8,610
Cash paid for contingent consideration in excess of initial valuation	—	(816)
Deferred income taxes	(560)	244
Cash paid for operating leases	(49)	(49)
Cash paid for interest on finance leases	(848)	(757)
Provision for credit losses	38	1,638
Loss on debt extinguishment	—	1,101
Changes in operating assets and liabilities
Accounts receivable and contract assets	(33,371)	(11,596)
Inventories	(1,944)	(9,225)
Prepaid expenses and other assets	(8,218)	(5,288)
Accounts payable and accrued expenses	22,296	21,787
Contract liabilities, current and long-term	19,152	(12,749)
Income tax receivable and payable	(3)	576
Net cash provided by (used in) operating activities	10,207	(14,297)
Cash flows from investing activities
Purchase of software and licenses	(1,871)	(400)
Purchases of property and equipment	(8,618)	(17,053)
Net cash used in investing activities	(10,489)	(17,453)
Cash flows from financing activities
Draws on revolving line of credit	259,350	63,006
Paydowns of revolving line of credit	(297,649)	—
Net repayment on Revolver	—	(26,220)
Proceeds from tool financings	9,012	—
Principal payments on long-term debt	(2,482)	(1,224)
Cash paid for debt issuance costs	—	(4,168)
Proceeds from the issuance of common stock in secondary offering	—	16,168
Cash paid for offering costs	—	(456)
Cash paid for principal on finance leases	(935)	(1,603)
Proceeds from the issuance of common stock pursuant to equity compensation plans	2,305	1,800
Proceeds from the issuance of common stock under the ATM	20,398	3,919
Cash paid on licensed technology obligations	(2,350)	(1,150)
Net contributions (distributions) from (to) noncontrolling interest	990	(1,214)
Net cash (used in) provided by financing activities	(11,361)	48,858
Net change in cash and cash equivalents	(11,643)	17,108
Cash and cash equivalents - beginning of period	30,025	12,917
Cash and cash equivalents - end of period	$18,382	$30,025

Supplemental Financial Information by Quarter

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022

	(in thousands)
ATS development revenue (1)	$57,170	$53,891	$52,073	$47,770	$47,846	$34,953	$29,510	$25,591
Tool revenue (2)	9,936	3,243	936	536	30	219	313	984
Total ATS revenue	$67,106	$57,134	$53,009	$48,306	$47,876	$35,172	$29,823	$26,575
Wafer Services revenue	12,048	14,490	16,802	17,788	17,211	17,154	17,584	21,546
Total revenue	$79,154	$71,624	$69,811	$66,094	$65,087	$52,326	$47,407	$48,121

Tool revenue (2)	$9,936	$3,243	$936	$536	$30	$219	$313	$984
Tool cost of revenue (2)	9,125	2,861	290	484	46	152	200	984
Tool gross profit (loss)	$811	$382	$646	$52	$(16)	$67	$113	$—

Revenue impact of modified customer contracts	$—	$—	$3,601	$—	$4,685	$—	$—	$8,230
Cost of revenue impact of modified customer contracts	—	—	—	—	—	—	—	10,887
Gross profit (loss) impact of modified customer contracts	$—	$—	$3,601	$—	$4,685	$—	$—	$(2,657)
__________________
(1)ATS development revenue represents GAAP revenue primarily derived from process development services, tool installation and qualification services, facility and tool access, and security services.
(2)Tool revenue and cost of tool revenue primarily represent GAAP amounts that arise from the purchase of equipment for our customers. This equipment is used to complete ATS customer programs.

Non-GAAP Financial Measures
We provide supplemental, non-GAAP financial information that our management regularly evaluates to provide additional insight to investors as supplemental information to our results reported using U.S. generally accepted accounting principles (GAAP). We provide non-GAAP gross profit, non-GAAP gross margin, non-GAAP net loss to shareholders, and non-GAAP net loss to shareholders per share. Our management uses these non-GAAP financial measures to make informed operating decisions, complete strategic planning, prepare annual budgets, and evaluate Company and management performance. We believe these non-GAAP financial measures are useful performance measures to our investors because they provide a baseline for analyzing trends in our business and exclude certain items that may not be indicative of our core operating results. The non-GAAP financial measures disclosed in this earnings press release should not be viewed as an alternative to, or more meaningful than, the reported results prepared in accordance with GAAP. In addition, because these non-GAAP financial measures are not determined in accordance with GAAP, other companies, including our peers, may calculate their non-GAAP financial measures differently than we do. As a result, the non-GAAP financial measures presented in this earnings press release may not be directly comparable to similarly titled measures presented by other companies.
We also provide adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin as supplemental non-GAAP measures. We define adjusted EBITDA as net (loss) income before net interest expense, income tax (benefit) expense, depreciation and amortization, equity-based compensation and certain other items that we do not view as indicative of our ongoing performance, including net income attributable to noncontrolling interests, business transformation costs, CHIPS Act specialist fees, management transition expense, SkyWater Florida start-up costs, and restructuring costs. Our management uses adjusted EBITDA and adjusted EBITDA margin to make informed operating decisions, complete strategic planning, prepare annual budgets, and evaluate Company and management performance. We believe adjusted EBITDA is a useful performance measure to our investors because it allows for an effective evaluation of our operating performance when compared to other companies, including our peers, without regard to financing methods or capital structures. We exclude the items listed above from net income or loss in arriving at adjusted EBITDA because the amounts of these items can vary substantially within our industry depending on the accounting methods and policies used, book values of assets, capital structures, and the methods by which assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net (loss) income determined in accordance with GAAP. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost bases of depreciable assets, none of which are reflected in adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an indication that our results will be unaffected by the items excluded from adjusted EBITDA. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, the exclusion of these items and other similar items in our non-GAAP financial measures should not be interpreted as implying that these items are non-recurring, infrequent or unusual, unless otherwise expressly indicated.

We continuously evaluate the non-GAAP financial measures we use, the manner in which non-GAAP financial measures are calculated, and the adjustments we make to GAAP results to derive our non-GAAP financial measures. In the third quarter of 2023, we made the following changes to our non-GAAP financial measures and revised prior period non-GAAP financial measures to conform the calculation of non-GAAP financial measures across all periods and provide comparability:
•Tool sales have historically been infrequent and viewed by management as secondary to ATS development programs. Accordingly, prior to the third quarter of 2023, we excluded the margin on tool sales when calculating non-GAAP gross profit, non-GAAP gross margin, non-GAAP earnings to shareholders and non-GAAP earnings to shareholders per basic share. Recently, our ATS customers have increasingly contracted with us to purchase tools on their behalf and we expect this trend to continue going forward. Accordingly, we no longer believe tool sales are infrequent and therefore do not exclude the impact of tool revenue and tool cost of revenue in the calculation of our non-GAAP financial measures.
•Since the second quarter of 2023, we have incurred expenses related to long-term transformation activities focused on improvement in automation and operational efficiency. Prior to the fourth quarter of 2023, these expenses consisted of project-based consulting fees; however, in the fourth quarter of 2023, the write-off of abandoned software assets associated with our business transformation activities is also included. Similarly, we have also incurred project-based specialist fees associated with our CHIPS Act application. Neither of these types of fees are required to run our business and, therefore, are incremental to our ongoing operations and are not a normal operating expense. Beginning in the third quarter of 2023, we began excluding these fees in the calculation of non-GAAP earnings, non-GAAP earnings to shareholders per share, and adjusted EBITDA.
The following tables present a reconciliation of the most directly comparable financial measures, calculated and presented in accordance with GAAP, to our non-GAAP financial measures.

SKYWATER TECHNOLOGY, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three-Month Period Ended			Fiscal Year Ended
	December 31, 2023	October 1, 2023	January 1, 2023 (Revised)	December 31, 2023	January 1, 2023 (Revised)

	(in thousands)
GAAP revenue	$79,154	$71,624	$65,087	$286,682	$212,941

GAAP cost of revenue	$67,143	$57,477	$48,536	$227,390	$186,974
Equity-based compensation (1)	(313)	(438)	(452)	(1,555)	(2,578)
SkyWater Florida start-up costs (2)	—	—	(14)	—	(582)
Restructuring costs (3)	(679)	—	—	(679)	—
Business transformation costs (4)	(806)	—	—	(806)	—
Management transition expense (5)	—	—	—	(705)	—
Non-GAAP cost of revenue	$65,345	$57,039	$48,070	$223,645	$183,814

GAAP gross profit	$12,011	$14,147	$16,551	$59,292	$25,967
GAAP gross margin	15.2%	19.8%	25.4%	20.7%	12.2%
Equity-based compensation (1)	$313	$438	$452	$1,555	$2,578
SkyWater Florida start-up costs (2)	—	—	14	—	582
Restructuring costs (3)	679	—	—	679	—
Business transformation costs (4)	806	—	—	806	—
Management transition expense (5)	—	—	—	705	—
Non-GAAP gross profit	$13,809	$14,585	$17,017	$63,037	$29,127
Non-GAAP gross margin	17.4%	20.4%	26.1%	22.0%	13.7%

GAAP research and development expense	$2,872	$2,233	$2,208	$10,169	$9,431
Equity-based compensation (1)	134	(218)	(126)	(464)	(596)
Restructuring costs (3)	(655)	—	—	(655)	—
Non-GAAP research and development expense	$2,351	$2,015	$2,082	$9,050	$8,835

GAAP selling, general, and administrative expense	$15,092	$16,105	$13,040	$63,911	$46,303
Equity-based compensation (1)	(1,008)	(1,197)	(995)	(4,841)	(5,432)
SkyWater Florida start-up costs (2)	—	—	2	—	(104)
Restructuring costs (3)	(587)	—	—	(587)	—
Business transformation costs (4)	(5,341)	(3,522)	—	(11,363)	—
Management transition expense (5)	—	—	—	(130)	—
CHIPS Act specialist fees (6)	—	—	—	(1,320)	—
Non-GAAP selling, general, and administrative expense	$8,156	$11,386	$12,047	$45,670	$40,767

	Three-Month Period Ended			Fiscal Year Ended
	December 31, 2023	October 1, 2023	January 1, 2023 (Revised)	December 31, 2023	January 1, 2023 (Revised)

	(in thousands)
GAAP net loss to shareholders	$(10,325)	$(7,568)	$(3,041)	$(30,756)	$(39,593)
Equity-based compensation (1)	1,187	1,853	1,573	6,860	8,606
SkyWater Florida start-up costs (2)	—	—	12	—	686
Restructuring costs (3)	1,921	—	—	1,921	—
Business transformation costs (4)	6,147	3,522	—	12,169	—
Management transition expense (5)	—	—	—	835	—
CHIPS Act specialist fees (6)	—	—	—	1,320	—
Non-GAAP net loss to shareholders	$(1,070)	$(2,193)	$(1,456)	$(7,651)	$(30,301)

Equity-based compensation allocation in the consolidated statements of operations (1):
Cost of revenue	$313	$438	$452	$1,555	$2,578
Research and development expense	(134)	218	126	464	596
Selling, general, and administrative expense	1,008	1,197	995	4,841	5,432
	$1,187	$1,853	$1,573	$6,860	$8,606

SkyWater Florida start-up costs allocation in the consolidated statements of operations (2):
Cost of revenue	$—	$—	$14	$—	$582
Selling, general and administrative expenses	—	—	(2)	—	104
	$—	$—	$12	$—	$686

Restructuring costs allocation in the consolidated statements of operations (3):
Cost of revenue	$679	$—	$—	$679	$—
Research and development expense	655	—	—	655	—
Selling, general, and administrative expense	587	—	—	587	—
	$1,921	$—	$—	$1,921	$—

Business transformation costs allocation in the consolidated statements of operations (4):
Cost of revenue	$806	$—	$—	$806	$—
Selling, general, and administrative expense	5,341	3,522	—	11,363	—
	$6,147	$3,522	$—	$12,169	$—

Management transition expense allocation in the consolidated statements of operations (5):
Cost of revenue	$—	$—	$—	$705	$—
Selling, general, and administrative expense	—	—	—	130	—
	$—	$—	$—	$835	$—

	Three-Month Period Ended December 31, 2023		Fiscal Year Ended December 31, 2023
	GAAP	Non-GAAP	GAAP	Non-GAAP

Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(10,325)	$(1,070)	$(30,756)	$(7,651)
Denominator:
Weighted-average common shares outstanding, basic and diluted	47,020	47,020	45,507	45,507
Net loss per common share, basic and diluted	$(0.22)	$(0.02)	$(0.68)	$(0.17)

	Three-Month Period Ended October 1, 2023
	GAAP	Non-GAAP

Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(7,568)	$(2,193)
Denominator:
Weighted-average common shares outstanding, basic and diluted	46,445	46,445
Net loss per common share, basic and diluted	$(0.16)	$(0.05)

	Three-Month Period Ended January 1, 2023		Fiscal Year Ended January 1, 2023
	GAAP	Non-GAAP	GAAP	Non-GAAP

Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(3,041)	$(1,456)	$(39,593)	$(30,301)
Denominator:
Weighted-average common shares outstanding, basic and diluted	42,613	42,613	40,835	40,835
Net loss per common share, basic and diluted	$(0.07)	$(0.03)	$(0.97)	$(0.74)

	Three-Month Period Ended			Fiscal Year Ended
	December 31, 2023	October 1, 2023	January 1, 2023	December 31, 2023	January 1, 2023

	(in thousands)
Net loss to shareholders (GAAP)	$(10,325)	$(7,568)	$(3,041)	$(30,756)	$(39,593)
Net loss margin to shareholders	(13.0)%	(10.6)%	(4.7)%	(10.7)%	(18.6)%
Interest expense (8)	$2,898	$2,507	$2,895	$10,826	$6,295
Income tax (benefit) expense	(450)	(96)	852	(521)	809
Depreciation and amortization	7,279	7,092	7,451	28,930	28,192
EBITDA	(598)	1,935	8,157	8,479	(4,297)
Equity-based compensation (1)	1,187	1,853	1,573	6,860	8,606
SkyWater Florida start-up costs (2)	—	—	12	—	686
Restructuring costs (3)	1,921	—	—	1,921	—
Business transformation costs (4)	6,147	3,522	—	12,169	—
Management transition expense (5)	—	—	—	835	—
CHIPS Act specialist fees (6)	—	—	—	1,320	—
Net income attributable to noncontrolling interests (7)	1,924	966	597	5,663	2,722
Adjusted EBITDA	$10,581	$8,276	$10,339	$37,247	$7,717
Adjusted EBITDA margin	13.4%	11.6%	15.9%	13.0%	3.6%
__________________
(1)Represents non-cash equity-based compensation expense.
(2)Represents start-up costs associated with our 200 mm heterogeneous integration facility in Kissimmee, Florida, which includes legal fees, recruiting expenses, retention awards and facility start-up expenses. These expenses are not representative of our expected ongoing costs. Effective 2023, our Kissimmee, Florida plant is up and running and no longer in its start-up phase.
(3)Represents severance and other costs related to the reorganization of our resources.
(4)Represents expenses related to long-term transformation activities focused on improvement in automation and operational efficiency and includes project-based management consulting fees and the write-off of abandoned software assets.
(5)Represents severance and other costs related to the reorganization of the manufacturing and operations leadership team.
(6)Represents project-based specialist fees related to our CHIPS Act application process.
(7)Represents net income attributable to our VIE, which was formed for the purpose of purchasing the land and building of our primary operating facility in Bloomington, Minnesota. Since interest expense is added back to net loss to shareholders in our adjusted EBITDA financial measure, we also add back the net income attributable to the VIE as its net income is derived from interest the VIE charges SkyWater.
(8)Includes losses related to the extinguishment of our revolving credit agreement in 2022.